UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2017

EDGEWATER TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20971	71-0788538
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

200 Harvard Mill Square, Suite 210

Wakefield, Massachusetts 01880

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (781) 246-3343

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Edgewater Technology, Inc. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on January 3, 2017 (the “Original Filing”), solely to replace the Press Release filed as Exhibit 99.2 to the Original Filing (the “Original Press Release”) with the Press Release filed herewith as Exhibit 99.2 (the “Amended Press Release”). The Company issued the Amended Press Release to correct minor errors in the Original Press Release.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Letter, dated January 1, 2017, from Edgewater Technology, Inc. to Ancora Catalyst Fund LP. *

99.2	Press Release of Edgewater Technology, Inc., dated January 3, 2017.

*	Filed with the Original Filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2017

EDGEWATER TECHNOLOGY, INC.

By:	/s/ Timothy R. Oakes
Name: Title:	Timothy R. Oakes Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Letter, dated January 1, 2017, from Edgewater Technology, Inc. to Ancora Catalyst Fund LP. *

99.2	Press Release of Edgewater Technology, Inc., dated January 3, 2017.

*	Filed with the Original Filing.

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